Exhibit 99.1

Century Aluminum Company Reports Fourth Quarter and Full Year 2019 Results

Chicago, February 20, 2020 (GLOBE NEWSWIRE) -- Century Aluminum Company (NASDAQ: CENX) today announced fourth quarter and full year 2019 results.

Fourth Quarter 2019 Financial Results

•	Shipments of 202,870 tonnes, a 2% increase over prior quarter driven by the ongoing restart at Hawesville

•	Net sales of $435.5 million, a 1% decrease over prior quarter due to lower LME prices

•	Net loss of $(4.8) million, or $(0.05) per share

•	Adjusted net loss(1) of $(9.0) million, or $(0.09) per share

•	Adjusted EBITDA(1) of $13.3 million

Full Year 2019 Financial Results

•	Shipments of 811,244 tonnes, an 8% increase over prior year driven by the ongoing restart at Hawesville and return to full production at Sebree after the temporary potline outage in 2018

•	Net sales of $1,836.6 million, a 3% decrease over prior year, primarily due to lower LME prices partially offset by higher volume and product premiums

•	Net loss of $(80.8) million, or $(0.91) per share

•	Adjusted net loss(1) of $(129.2) million, or $(1.35) per share

•	Adjusted EBITDA(1) of $(31.2) million

$MM (except shipments and per share data)
	Q3 2019	Q4 2019	FY 2018	FY 2019
Shipments (tonnes)	198,543	202,870	749,850	811,244
Net sales	$438.0	$435.5	$1,893.2	$1,836.6
Net income (loss)	(20.7)	(4.8)	(66.2)	(80.8)
Diluted earnings (loss) per share	(0.23)	(0.05)	(0.76)	(0.91)
Adjusted net income (loss)(1)	(37.4)	(9.0)	(13.0)	(129.2)
Adjusted earnings (loss) per share(1)	(0.39)	(0.09)	(0.14)	(1.35)
Adjusted EBITDA(1)	(12.2)	13.3	86.0	(31.2)

Notes:
(1) Non-GAAP measure; see reconciliation of GAAP to non-GAAP financial measures

In the fourth quarter of 2019, shipments of primary aluminum were 202,870 tonnes compared with 198,543 tonnes shipped in the third quarter of 2019, reflecting the impact of the ongoing Hawesville restart project. Net sales for the fourth quarter of 2019 were $435.5 million compared with $438.0 million for the third quarter of 2019, reflecting a 1% decrease over prior quarter due to lower LME prices.
Century reported a net loss of $(4.8) million for the fourth quarter of 2019, or $(9.0) million on an adjusted basis. Fourth quarter results were positively impacted by $4.2 million of exceptional items, including a $3.3 million lower of cost or net realizable value inventory adjustment (net of tax) and a $1.7 million insurance recovery related to the equipment failure at Sebree, partially offset by a $(0.7) million unrealized loss on forward derivatives (net of tax). This result compares to a net loss of $(20.7) million for the third quarter of 2019, or $(37.4) million on an adjusted basis.

Adjusted EBITDA for the fourth quarter of 2019 was $13.3 million, an increase of $25.5 million compared to the third quarter of 2019 driven by favorable raw material price realizations.
Century's cash position at quarter end was $38.9 million and revolver availability was $161.6 million.
For the full year 2019, the shipments of primary aluminum were 811,244 tonnes compared with 749,850 tonnes shipped in 2018, reflecting the impact of the ongoing Hawesville restart project and return to full production at Sebree after the temporary potline outage in 2018. Net sales for the full year 2019 were $1,836.6 million compared with $1,893.2 million for 2018, primarily driven by lower LME prices partially offset by higher volume and product premiums.
For the full year 2019, Century reported a net loss of $(80.8) million, or $(129.2) million on an adjusted basis. Full year 2019 results were positively impacted by $48.4 million of exceptional items, including a $35.0 million lower of cost or net realizable value inventory adjustment (net of tax). This result compares to a net loss of $(66.2) million for the full year 2018, or $(13.0) million on an adjusted basis.
Adjusted EBITDA for the full year 2019 was $(31.2) million, a decrease of $117.2 million compared to the prior year primarily driven by lower aluminum prices.
“The external environment improved during the last several months of 2019 and into early 2020,” commented Michael Bless, President and Chief Executive Officer. “We had begun to see a pickup in industrial activity in several key global markets; the recently signed U.S./Sino trade agreement should support those trends. Global metal inventories remain low, though they had risen through the second half of the year; there were some positive signals in late 2019.  The commodity price had, in response to these fundamental improvements, manifested an upswing in sentiment.  The temporary deterioration in global economic activity caused by the virus outbreak has weighed heavily on the market price of industrial commodities. Trends in input costs have moved uniformly in Century’s favor.  The alumina price has settled at normalized levels and carbon prices have continued to fall.  Lastly, power prices to which we are exposed in the US and in Europe have declined, reflecting continued decreases in the cost of power generation; we believe these levels reflect a long term trend.  Bottom line, Century’s operations, as presently configured, should generate attractive cash flow after the inevitable correction in the short-term dislocation caused by the health crisis.”

Bless continued, “The company’s operations are all in good order.  Safety performance has remained admirable at all plants; we are extraordinarily proud of these results, which have come as a result of a tremendous amount of commitment and hard work.  Production metrics are at expected levels and the operations are stable.  All plants achieved excellent controllable cost control during the quarter.  At Hawesville, the restart of the fourth potline is nearly complete, on schedule and on budget; as of the end of the quarter, the plant will be producing at eighty percent of capacity.  We will then turn our attention to deciding the proper time to begin the rebuild of the last remaining potline.  At Mt. Holly, we have had encouraging progress on the path to full market power, the achievement of which would support an immediate decision to rebuild and restart the second potline and return the plant to full capacity.”

About Century Aluminum
Century Aluminum Company owns primary aluminum capacity in the United States and Iceland. Century's corporate offices are located in Chicago, IL. Visit www.centuryaluminum.com for more information.
Non-GAAP Financial Measures
Adjusted net income, adjusted earnings per share and adjusted EBITDA are non-GAAP financial measures that management uses to evaluate Century's financial performance. These non-GAAP financial measures facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Century’s ongoing operating performance and ability to generate cash. Management believes these non-GAAP financial measures enhance an overall understanding of Century’s performance and our investors’ ability to review Century’s business from the same perspective as management. The tables below, under the heading "Reconciliation of Non-GAAP Financial Measures," provide a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Century's reported results prepared in accordance with GAAP. In addition, because not all companies use identical calculations, adjusted net income, adjusted earnings per share and adjusted EBITDA included in this press release may not be comparable to similarly titled measures of other companies. Investors are encouraged to review the reconciliations in conjunction with the presentation of these non-GAAP financial measures.
Cautionary Statement

This press release and statements made by Century Aluminum Company management on the quarterly conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are statements about future events and are based on our current expectations. These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may." Our forward-looking statements include, without limitation, statements with respect to: the future financial and operating performance of Century and its subsidiaries, including financial and operating estimates or projections from the restart of curtailed capacity, as a result of future raw material costs or otherwise; our assessment of the aluminum market and aluminum prices (including premiums); our assessment of alumina pricing and costs associated with our other key raw materials, including power; our ability to successfully manage market risk and to control or reduce costs; our plans and expectations with respect to future operations, including any plans and expectations to curtail or restart production; our plans and ability to bring our Hawesville smelter back to full production and expectations as to the costs and benefits associated with this project, including expected incremental production or earnings and cash flow as well as benefits from investments in new technology and other production improvements; our ability to successfully obtain long-term competitive power arrangements for our operations, including at Mt. Holly; our assessment of global and local financial and economic conditions; the impact of Section 232 relief, including tariffs or other trade remedies, the extent to which any such remedies may be changed, including through exclusions or exemptions, and the duration of any trade remedy; the impact of any new or changed law, regulation, including, without limitation, sanctions or other similar remedies or restrictions; our anticipated tax liabilities, benefits or refunds including the realization of U.S. and certain foreign deferred tax assets and liabilities; our ability to access existing or future financing arrangements and the terms of any such future financing arrangements; our ability to repay or refinance debt in the future; our ability to recover losses from our insurance; estimates of our pension and other postretirement liabilities, legal and environmental liabilities and other contingent liabilities; our assessment of any future tax or insurance claims; negotiations with labor unions; and our future business objectives, plans, strategies and initiatives, including our competitive position and prospects.
Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, quarterly reports on Form 10-Q and in other filings made with the Securities and Exchange Commission. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, investors are cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Three months ended
	December 31,	September 30,	December 31,
	2018	2019	2019
NET SALES:

Related parties	$320.3	$282.3	$293.0
Other customers	166.6	155.7	142.5
Total net sales	486.9	438.0	435.5
Cost of goods sold	546.2	451.7	428.8
Gross profit (loss)	(59.3)	(13.7)	6.7
Selling, general and administrative expenses	8.7	11.6	9.1
Other operating (income) expense - net	0.4	(0.1)	0.5
Operating income (loss)	(68.4)	(25.2)	(2.9)
Interest expense	(5.7)	(5.6)	(5.7)
Interest expense – term loan	—	(0.8)	(0.8)
Interest income	0.2	0.2	0.2
Net gain (loss) on forward and derivative contracts	3.6	10.3	1.3
Other income (expense) - net	1.1	(0.9)	0.5
Income (loss) before income taxes and equity in earnings of joint ventures	(69.2)	(22.0)	(7.4)
Income tax (expense) benefit	3.2	1.3	2.7
Income (loss) before equity in earnings of joint ventures	(66.0)	(20.7)	(4.7)
Equity in earnings of joint ventures	1.0	—	(0.1)
Net income (loss)	$(65.0)	$(20.7)	$(4.8)

Net income (loss) allocated to common stockholders	$(65.0)	$(20.7)	$(4.8)
EARNINGS (LOSS) PER COMMON SHARE:
Basic and Diluted	$(0.74)	$(0.23)	$(0.05)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and Diluted	87.6	88.9	89.0

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Twelve months ended
	December 31,	December 31,
	2018	2019
NET SALES:
Related parties	$1,204.5	$1,191.6
Other customers	688.7	645.0
Total net sales	1,893.2	1,836.6
Cost of goods sold	1,916.1	1,860.5
Gross profit (loss)	(22.9)	(23.9)
Selling, general and administrative expenses	40.2	47.4
Helguvik (gains)	(4.5)	—
Other operating (income) expense - net	0.4	0.8
Operating income (loss)	(59.0)	(72.1)
Interest expense	(22.4)	(23.0)
Interest expense – term loan	—	(2.1)
Interest income	1.5	0.8
Net gain (loss) on forward and derivative contracts	6.3	12.0
Other income (expense) - net	3.0	(1.1)
Income (loss) before income taxes and equity in earnings of joint ventures	(70.6)	(85.5)
Income tax (expense) benefit	0.2	8.4
Income (loss) before equity in earnings of joint ventures	(70.4)	(77.1)
Loss on sale of BHH	—	(4.3)
Equity in earnings of joint ventures	4.2	0.6
Net income (loss)	$(66.2)	$(80.8)

Net income (loss) allocated to common stockholders	$(66.2)	$(80.8)
EARNINGS (LOSS) PER COMMON SHARE:
Basic and Diluted	$(0.76)	$(0.91)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and Diluted	87.6	88.8

CENTURY ALUMINUM COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
(Unaudited)
	December 31, 2018	December 31, 2019
ASSETS
Cash and cash equivalents	$38.9	$38.9
Restricted cash	0.8	0.8
Accounts receivable - net	82.5	70.1
Due from affiliates	22.7	30.1
Inventories	343.8	320.6
Derivative assets	4.1	14.6
Derivative assets - related party	—	—
Prepaid and other current assets	13.9	12.2
Total current assets	506.7	487.3
Property, plant and equipment - net	967.3	949.2
Other assets	63.5	62.7
Due from affiliates - less current portion	—	0.5
TOTAL	$1,537.5	$1,499.7
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Accounts payable, trade	$119.4	$97.1
Due to affiliates	10.3	32.9
Accrued and other current liabilities	75.8	65.5
Accrued employee benefits costs	11.0	10.4
Hawesville term loan - current	—	20.0
Industrial revenue bonds	7.8	7.8
Total current liabilities	224.3	233.7
Senior notes payable	248.6	249.2
Hawesville term loan - less current portion	—	20.0
Accrued pension benefits costs - less current portion	50.9	60.8
Accrued postretirement benefits costs - less current portion	101.2	100.7
Other liabilities	46.0	42.4
Leases - right of use liabilities	—	22.8
Deferred taxes	104.3	95.1
Total noncurrent liabilities	551.0	591.0

SHAREHOLDERS’ EQUITY:
Series A Preferred stock (one cent par value, 5,000,000 shares authorized; 160,000 issued and 71,967 outstanding at December 31, 2018; 160,000 issued and 67,323 outstanding at December 31, 2019)	0.0	0.0
Common stock (one cent par value, 195,000,000 authorized; 96,372,182 issued and 89,185,661 outstanding at December 31, 2019; 95,289,961 issued and 88,103,440 outstanding at December 31, 2018)	1.0	1.0
Additional paid-in capital	2,523.0	2,526.5
Treasury stock, at cost	(86.3)	(86.3)
Accumulated other comprehensive loss	(98.7)	(109.8)
Accumulated deficit	(1,576.8)	(1,656.4)
Total shareholders’ equity	762.2	675.0
TOTAL	$1,537.5	$1,499.7

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Twelve months ended
	December 31,	December 31,
	2018	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(66.2)	$(80.8)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Lower of cost or NRV inventory adjustment	36.5	18.8
Unrealized (gains) on forward and derivative contracts	(6.5)	(11.4)
Depreciation and amortization	90.1	83.2
Net loss on sale of BHH	—	4.3
Helguvik (gains)	(4.5)	—
Other non-cash items - net	(13.2)	(5.9)
Change in operating assets and liabilities:
Accounts receivable - net	(39.4)	12.4
Due from affiliates	(12.4)	(7.1)
Inventories	(62.8)	4.4
Prepaid and other current assets	(0.9)	2.7
Accounts payable, trade	30.5	(25.2)
Due to affiliates	(10.1)	22.6
Accrued and other current liabilities	(11.1)	2.7
Ravenswood retiree legal settlement	(2.0)	(2.0)
Other - net	2.9	(1.0)
Net cash (used in) provided by operating activities	(69.1)	17.7
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(83.0)	(59.6)
Proceeds from sale of property, plant and equipment	0.1	—
Proceeds from sale of joint venture	—	20.8
Net cash (used in) investing activities	(82.9)	(38.8)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facilities	120.1	388.1
Repayments under revolving credit facilities	(96.8)	(407.3)
Other short-term borrowings	—	3.4
Repayment on other short-term borrowings	—	(3.4)
Borrowings under term loan	—	40.0
Issuance of common stock	0.4	0.3
Net cash provided by financing activities	23.7	21.1
CHANGE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	(128.3)	—
Cash, cash equivalents and restricted cash, beginning of year	168.0	39.7
Cash, cash equivalents and restricted cash, end of year	$39.7	$39.7

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Twelve months ended
	December 31,	December 31,
	2018	2019

Supplemental Cash Flow Information:
Cash paid for:
Interest	$19.7	$21.8
Taxes	13.1	0.5
Non-cash investing activities:
Capital expenditures	8.0	3.0

CENTURY ALUMINUM COMPANY
SELECTED OPERATING DATA
(in millions, except shipments)
(Unaudited)

SHIPMENTS - PRIMARY ALUMINUM(1)

	United States		Iceland		Total
	Tonnes	Sales $	Tonnes	Sales $	Tonnes	Sales $
2019
4th Quarter	119,983	$263.5	82,887	$159.2	202,870	$422.7

3rd Quarter	119,916	$272.0	78,627	$152.1	198,543	$424.1

2018
4th Quarter	117,683	$301.8	81,782	$183.1	199,466	$484.9

Full Year 2019	495,096	$1,143.8	316,148	$628.3	811,244	$1,772.1

Full Year 2018	428,389	$1,126.4	321,461	$752.3	749,850	$1,878.7

Notes:
(1) Excludes scrap aluminum and alumina sales

CENTURY ALUMINUM COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in millions, except per share amounts)
(Unaudited)

	Three months ended		Three months ended
	September 30, 2019		December 31, 2019
	$MM	EPS	$MM	EPS
Net income (loss) as reported	$(20.7)	$(0.23)	$(4.8)	$(0.05)
Lower of cost or NRV inventory adjustment, net of tax	(5.7)	(0.06)	(3.3)	(0.04)
Unrealized (gain) loss on forward and derivative contracts, net of tax	(10.1)	(0.11)	0.7	0.01
Sebree equipment failure, net of insurance proceeds	(1.4)	(0.02)	(1.7)	(0.02)
Hawesville restart project	0.5	0.01	0.1	—
Impact of preferred shares	—	0.02	—	0.01
Adjusted net income (loss)	$(37.4)	$(0.39)	$(9.0)	$(0.09)

	Three Months Ended	Three Months Ended
	September 30, 2019	December 31, 2019
Net income (loss) as reported	$(20.7)	$(4.8)
Interest expense	5.6	5.7
Interest expense - term loan	0.8	0.8
Interest income	(0.2)	(0.2)
Net (gain) loss on forward and derivative contracts	(10.3)	(1.3)
Other (income) expense - net	0.9	(0.5)
Income tax expense (benefit)	(1.3)	(2.7)
Equity in earnings of joint ventures	—	0.1
Operating income (loss)	$(25.2)	$(2.9)
Lower of cost or NRV inventory adjustment	(6.5)	(3.3)
Sebree equipment failure, net of insurance proceeds	(1.4)	(1.7)
Hawesville restart project	0.5	0.1
Depreciation and amortization	20.4	21.1
Adjusted EBITDA	$(12.2)	$13.3

CENTURY ALUMINUM COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in millions, except per share amounts)
(Unaudited)

	Twelve months ended		Twelve months ended
	December 31, 2018		December 31, 2019
	$MM	EPS	$MM	EPS
Net income (loss) as reported	$(66.2)	$(0.76)	$(80.8)	$(0.91)
Lower of cost or NRV inventory adjustment, net of tax	35.0	0.40	(35.0)	(0.39)
Unrealized (gain) loss on forward and derivative contracts, net of tax	(5.1)	(0.06)	(10.0)	(0.11)
Sebree equipment failure, net of insurance proceeds	21.1	0.24	(10.2)	(0.12)
Hawesville restart project	5.0	0.06	2.5	0.03
Sebree signing bonus	1.7	0.02	—	—
Helguvik (gains)	(4.5)	(0.05)	—	—
Loss on sale of BHH	—	—	4.3	0.05
Impact of preferred shares	—	0.01	—	0.10
Adjusted net income (loss)	$(13.0)	$(0.14)	$(129.2)	$(1.35)

	Twelve Months Ended	Twelve Months Ended
	December 31, 2018	December 31, 2019
Net income (loss) as reported	$(66.2)	$(80.8)
Interest expense	22.4	23.0
Interest expense - term loan	—	2.1
Interest income	(1.5)	(0.8)
Net (gain) loss on forward and derivative contracts	(6.3)	(12.0)
Other (income) expense - net	(3.0)	1.1
Income tax expense (benefit)	(0.2)	(8.4)
Loss on sale of BHH	—	4.3
Equity in earnings of joint ventures	(4.2)	(0.6)
Operating income (loss)	$(59.0)	$(72.1)
Lower of cost or NRV inventory adjustment	36.5	(36.5)
Sebree equipment failure, net of insurance proceeds	21.1	(10.3)
Hawesville restart project	0.1	0.7
Sebree signing bonus	1.7	—
Helguvik (gains)	(4.5)	—
Depreciation and amortization	90.1	87.0
Adjusted EBITDA	$86.0	$(31.2)

Contact
Peter Trpkovski
(Investors and media)
312-696-3112

Source: Century Aluminum Company